Exhibit 99.1

Assertio Announces Completion of Merger with Zydus Lifesciences and Fundamental Change and Make-Whole Fundamental Change Relating to its Outstanding 6.50% Convertible Senior Notes due 2027

LAKE FOREST, IL, June 16, 2026 – Assertio Holdings, Inc. (Nasdaq: ASRT) (“Assertio” or the “Company”) today announced the successful completion of its previously announced merger (the “Merger”) with Zydus Lifesciences Ltd. (“Zydus Lifesciences”) pursuant to the terms of the Agreement and Plan of Merger, dated as of May 13, 2026 (the “Merger Agreement”), between, among others, the Company, Zydus Worldwide DMCC, a limited liability company incorporated under the laws of the United Arab Emirates and a wholly-owned subsidiary of Zydus Lifesciences (“Zydus”) and Zara Merger Sub Inc., a Delaware corporation and wholly owned subsidiary of Zydus and Zydus Lifesciences (“Purchaser”). Assertio will continue to operate as a wholly-owned subsidiary of Zydus Lifesciences. Effective today, Assertio common stock has been delisted from the Nasdaq Stock Exchange. Assertio stockholders are receiving $23.50 per share in cash in connection with the acquisition.

Assertio also today announced that it has delivered a notice to holders of its 6.50% Convertible Senior Notes due 2027 (the “Notes”), pursuant to the Indenture, dated as of August 25, 2022, between the Company and U.S. Bank Trust Company, National Association, as Trustee (as supplemented from time to time, the “Indenture”), notifying holders of the Notes that, as a result of the consummation of the Merger, pursuant to the terms of the Merger Agreement, a “Fundamental Change,” a “Make-Whole Fundamental Change” and a “Merger Event,” each as defined in the Indenture, occurred effective as of June 16, 2026 (the “Effective Date”).

As a result of the Fundamental Change, holders of the Notes have the right (the “Fundamental Change Repurchase Right”) to require the Company to repurchase for cash (i) all of such holder’s Notes or (ii) any portion of the principal amount thereof that is equal to $1,000 or an integral multiple of $1,000, in each case, on July 17, 2026 (the “Fundamental Change Repurchase Date”), at a repurchase price equal to 100% of the principal amount of the Notes to be repurchased, plus accrued and unpaid interest thereon, if any, to, but excluding, the Fundamental Change Repurchase Date (the “Fundamental Change Repurchase Price”). Holders may exercise their Fundamental Change Repurchase Right by delivering their Notes for repurchase by book-entry transfer, in compliance with The Depository Trust Company (“DTC”) procedures in connection with tendering beneficial interests in a global note for repurchase, at any time on or before 5:00 p.m., New York City time, on July 16, 2026.

Notwithstanding the Fundamental Change Repurchase Right, the Notes are convertible, at the option of the Holder, at any time until 5:00 p.m., New York City time, on July 16, 2026 (the “Conversion Period”). Pursuant to the terms of the Indenture, in connection with the consummation of the Merger and the occurrence of a Merger Event, the Company and the Trustee entered into a First Supplemental Indenture to the Indenture, providing that, following the Effective Date, the consideration due upon conversion of each $1,000 principal amount of Notes shall be solely an amount of cash equal to the Conversion Rate (as defined in the Indenture) multiplied by the merger consideration of $23.50 per share of the Company’s outstanding common stock. The Conversion Rate in effect immediately prior to the Merger Event, taking into account all adjustments, was 16.2799 shares of common stock per $1,000 principal amount of Notes, reflecting a Conversion Price of approximately $61.46 (after giving effect to the 1-for-15 reverse stock split effective December 26, 2025). As a result, holders will be entitled to receive approximately $382.58 in cash per $1,000 principal amount of Notes validly surrendered for conversion. The Company shall satisfy the Conversion Obligation (as defined in the Indenture) by paying cash to converting holders on the second business day immediately following the relevant Conversion Date (as defined in the Indenture). Holders may convert their Notes by delivering the appropriate instruction form pursuant to DTC’s book-entry conversion program and transferring such Notes to U.S. Bank Trust Company, National Association, as conversion agent, through the transmittal procedures of DTC, prior to the end of the Conversion Period. Holders may not convert any Notes with respect to which they have delivered a Fundamental Change Repurchase Notice (as defined in the Indenture) unless such Holder first withdraws such notice in accordance with the terms of the Indenture.

The trustee, paying agent and conversion agent for the Notes is:

U.S. Bank West Side Flats Operations Center

Mail Station – EP-MN-WS2N

60 Livingston Avenue

St Paul, MN 55107

Attn: Conversion Processing – Assertio Holdings

None of the Company, Zydus or any of their respective affiliates, or any of its or their respective boards of directors, employees, advisors or representatives, or U.S. Bank Trust Company, National Association, in its role as trustee, paying agent and conversion agent, is making any representation or recommendation to any holder as to whether or not to surrender or convert such holder’s Notes.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any offer or sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful.

About Assertio

Assertio is a pharmaceutical company with comprehensive commercial capabilities offering differentiated products designed to address patients’ needs. Our focus is on supporting patients by marketing products primarily in the oncology market. To learn more about Assertio, visit www.assertiotx.com.

Cautionary Note Regarding Forward-Looking Statements

Statements in this communication that are not historical facts are forward-looking statements that reflect Assertio’s current expectations, assumptions and estimates of future performance and economic conditions. These forward-looking statements are made in reliance on the safe harbor provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements relate to, among other things, future events or the future performance or operations of Assertio, including risks related to the subject matter of this communication and our ability to realize the benefits from our operating model, deliver or execute on our business strategy, including to expand or diversify our asset base and market reach and drive cash flows and growth, successfully integrate new assets, and explore new business development initiatives. All statements other than historical facts may be forward-looking statements and can be identified by words such as “anticipate,” “believe,” “could,” “design,” “estimate,” “expect,” “forecast,” “goal,” “guidance,” “imply,” “intend,” “may,” “objective,” “opportunity,” “outlook,” “plan,” “position,” “potential,” “predict,” “project,” “prospective,” “pursue,” “seek,” “should,” “strategy,” “target,” “would,” “will,” “aim” or other similar expressions that convey the uncertainty of future events or outcomes and are used to identify forward-looking statements. Such forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties and other factors, some of which are beyond the control of Assertio, including the risks described in Assertio’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q filed with the U.S. Securities and Exchange Commission (“SEC”) and in other filings Assertio makes with the SEC from time to time. Investors and potential investors are urged not to place undue reliance on forward-looking statements in this communication, which speak only as of this date. While Assertio may elect to update these forward-looking statements at some point in the future, it specifically disclaims any obligation to update or revise any forward-looking statements contained in this press release whether as a result of new information or future events, except as may be required by applicable law.

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Investor and Media Contact

Longacre Square Partners
assertio@longacresquare.com

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